Exhibit 10.2

OPTION GRANT NOTICE AND AGREEMENT

Clovis Oncology, Inc. (the “Company”), pursuant to its 2020 Stock Incentive Plan (the “Plan”), hereby grants to the Holder the number of Options set forth below, each Option representing the right to purchase one share of Stock at the applicable Exercise Price (set forth below). The Options are subject to all of the terms and conditions set forth in this Option Grant Notice and Agreement (this “Agreement”) as well as all of the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

Holder:	[ ]

Date of Grant:	[ ]

Vesting Commencement Date:	[ ]

Number of Options:	[ ]

Exercise Price:	$[ ]

Expiration Date:	[ ]

Type of Option:	Nonqualified Stock Option

Vesting Schedule:

[                    ]

Notwithstanding the foregoing, in the event that the Holder experiences a Termination by the Service Recipient without Cause [or by the Holder for Good Reason (as defined in the Holder’s Participant Agreement)] within twenty-four (24) months following a Change in Control of the Company, all of the Holder’s unvested Options shall vest in full upon such Termination.

Exercise of Options:	To exercise a vested Option, the Holder (or his or her authorized representative) must give written notice to the Company, using the form of Option Exercise Notice attached hereto as Exhibit A, stating the number of Options which Holder intends to exercise. The Company will issue the shares of Stock with respect to which the Options are exercised upon payment of the shares of Stock acquired in accordance with Section 5(d) of the Plan, which Section 5(d) is incorporated herein by reference and made a part hereof. For the avoidance of doubt, all unvested Options that do not vest upon the occurrence of a Termination shall be forfeited for no consideration as of the date of such Termination.

Upon exercise of Options the Holder will be required to satisfy applicable withholding tax obligations as provided in Section 16 of the Plan.

Termination:	Except as otherwise provided in the “Vesting Schedule” paragraph above with respect to the treatment of Holder’s Restricted Stock Units upon certain Terminations, Section 5(f) of the Plan regarding treatment of Options upon Termination is incorporated herein by reference and made a part hereof.

Additional Terms:

Options shall be subject to the following additional terms:

•  Options shall be exercisable in whole shares of Stock only.

•  Each Option shall cease to be exercisable as to any share of Stock when the Holder purchases the share of Stock or when the Option otherwise expires or is forfeited.

•  Any certificates representing the Stock delivered to the Holder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares are listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions as the Committee deems appropriate.

•  This Agreement does not confer upon the Holder any right to continue as an employee or service provider of the Company or any other member of the Company Group.

•  This Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, without regard to the principles of conflicts of law thereof.

•  The Holder agrees that the Company may deliver by email all documents relating to the Plan or these Options (including, without limitation, a copy of the Plan) and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Holder also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Holder by email or such other reasonable manner as then determined by the Company.

•  This Agreement, together with the Plan, constitutes the entire understanding and agreement of the parties hereto and supersedes all prior negotiations, discussions, correspondence, communications, understandings, and agreements between the Company and Holder relating to the subject matter hereof.

*            *             *

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS UNDER THIS AGREEMENT, AGREES TO BE BOUND BY THE TERMS OF BOTH THE AGREEMENT AND THE PLAN.

CLOVIS ONCOLOGY, INC.	HOLDER

BY:
Signature	Signature
Name: Paul E. Gross Title: Executive Vice President, General Counsel and Chief Compliance Officer	Name: [ ] DATE:

Date:

                     , 20

Clovis Oncology, Inc.

[Address]

Attn: [                    ]

Re: Notice of Exercise

1.

By delivery of this Notice of Exercise, I am irrevocably electing to exercise options to purchase shares of Common Stock, par value $             per share (“Shares”) of Clovis Oncology, Inc. (the “Company”) granted to me under the Company’s 2020 Stock Incentive Plan (the “Plan”).

2.	The number of Shares I wish to purchase by exercising my options is .

3.	The applicable purchase price (or exercise price) is $ per Share, resulting in an aggregate purchase price of $ (the “Aggregate Purchase Price”).

4.	I am satisfying my obligation to pay the Aggregate Purchase Price by:

☐	Delivering to the Company, with this Notice of Exercise, an amount equal to the Aggregate Purchase Price in immediately available United States dollars, or by certified or bank cashier’s check.

☐	Delivering to the Company, with this Notice of Exercise, Shares having a value equal to the Aggregate Purchase Price.

☐

Delivering an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the Aggregate Purchase Price. I have attached to this Notice of Exercise the written communication confirming the consent of the Committee to my use of the cashless exercise procedure described herein.

☐

Authorizing the Company, through this Notice of Exercise, to effectuate a “net exercise,” pursuant to which I will receive the number of Shares exercised (as set forth in paragraph 2 above), reduced by the number of Shares equal to the Aggregate Purchase Price divided by the fair market value per Share on the date of exercise. I have attached to this Notice of Exercise the written communication confirming the consent of the Committee to my use of the net exercise procedure described herein.

5.	To satisfy the applicable withholding taxes:

☐	I have enclosed an amount equal to the applicable withholding taxes in immediately available United States dollars, or by certified or bank cashier’s check.

☐

I elect to have such amount satisfied by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the applicable withholding taxes. I have attached to this Notice of Exercise the written communication confirming the consent of the Committee to my use of the cashless exercise procedure described herein.

☐

I elect to have such amount satisfied by the use of Shares such that the number of Shares I receive upon exercise will be reduced (or further reduced if net exercise was chosen above) by a number of Shares with an aggregate fair market value on the date of exercise equal to any federal, state or local income or other taxes required by law to be withheld by the Company. I have attached to this Notice of Exercise the written communication confirming the consent of the Committee to my use of the withholding tax procedure described herein.

6.

I hereby agree to be bound by all of the terms and conditions set forth in the Plan and any award agreement to which the options were granted under. If I am not the person to whom the options were granted by the Company, proof of my right to purchase the Shares of the Company is enclosed.

7.	I have been advised to consult with any legal, tax or financial advisors I have chosen in connection with the purchase of the Shares.

Dated:

*
(Optionee’s signature)	(Additional signature, if necessary)

(Print name)	(Print name)

(Full address)	(Full address)

*

Each person in whose name Shares are to be registered must sign this Notice of Exercise. (If more than one name is listed, specify whether the owners will hold the Shares as community property or as joint tenants with the right of survivorship).